                                     OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.
                                       Supplement dated July 1, 2002 to the
                       Prospectus dated March 28, 2002 and further supplemented May 20, 2002

The Prospectus is changed as follows:

1.       The Prospectus supplement dated June 6, 2002 is deleted and replaced by this supplement.

2.       The section titled "Shareholder Fees" on page 7 is deleted and replaced with the following:

     Shareholder Fees (charges paid directly from your investment):

                                          Class A Shares      Class B      Class C Shares  Class N Shares
                                                              Shares
    ------------------------------------- --------------- ---------------- --------------- ----------------
    ------------------------------------- --------------- ---------------- --------------- ----------------
    Maximum Sales Charge (Load) on
    purchases                                 5.75%            None             None            None
    (as % of offering price)
    ------------------------------------- --------------- ---------------- --------------- ----------------
    ------------------------------------- --------------- ---------------- --------------- ----------------
    Maximum Deferred Sales Charge
    (Load) (as % of the lower of the
    original offering price or                None1             5%2             1%3              1%4
    redemption proceeds)
    ------------------------------------- --------------- ---------------- --------------- ----------------
    ------------------------------------- --------------- ---------------- --------------- ----------------
    Redemption Fee (as a percentage of
    total redemption proceeds)5               2.00%            2.00%           2.00%            2.00%

    -------------------------------------

     1. A contingent deferred sales charge may apply to redemptions of investments of $1 million or more
       ($500,000 for retirement plan accounts) of Class A shares. See "How to Buy Shares" for details.
     2. Applies to redemptions in first year after purchase. The contingent deferred sales charge declines to 1%
       in the sixth year and is eliminated after that.
     3. Applies to shares redeemed within 12 months of purchase.
     4. Applies to shares redeemed within 18 months of retirement plan's first purchase.
     5. The redemption fee applies to the proceeds of Fund shares that are redeemed (either by selling or exchanging to another Oppenheimer fund) within 30 days of their purchase.  See "How to Sell Shares" for more information on when the redemption fee will apply.

3.       The  commission  payments  to  broker-dealers  on  purchases  of Class A shares  subject  to a  contingent deferred sales charge by  grandfathered  retirement  accounts has changed.  Therefore,  the fourth sentence of the first  paragraph  under "How Can You Buy Class A Shares?  - Class A Contingent  Deferred  Sales Charge" on
     page 18 is deleted and replaced with the following  sentence:  "For  grandfathered  retirement  accounts,  the concession  is 0.75% of the  first  $2.5  million  of  purchases  plus  0.25% of  purchases  in excess of $2.5 million."

4.       The following is added after the first paragraph under "How to Sell Shares" on page 23:

     The Fund  assesses a 2% fee on the proceeds of Fund shares that are redeemed  (either by selling or exchanging to another  Oppenheimer  fund) within 30 days of their  purchase.  The redemption fee is paid to the Fund, and is intended to offset the trading  costs,  market  impact and other costs  associated  with  short-term  money movements  in and out of the Fund.  The  redemption  fee is imposed to the extent  that Fund  shares  redeemed exceed Fund shares that have been held more than 30 days.  For shares of the Fund  acquired by  exchange,  the holding  period prior to the exchange will not be considered in  determining  whether to apply the  redemption fee.

     The  redemption  fee is not imposed on shares:  (1) held in certain  omnibus  accounts,  including  retirement plans qualified  under Sections 401(a) or 401(k) of the Internal  Revenue Code,  Section  403(b)(7)  custodial plan accounts,  or plans  administered as college savings  programs under Section 529 of the Internal  Revenue
     Code,  (2)  redeemed   under   automatic   withdrawal   plans  or  pursuant  to  automatic   re-balancing   in
     OppenheimerFunds  Portfolio Builder accounts,  (3) redeemed due to death or disability of the shareholder,  or
     (4) redeemed from accounts for which the dealer,  broker or financial  institution  of record has entered into an agreement with the Distributor for this purpose.

     The following is added as a final bullet point under "Are There Limitations on Exchanges?" on page 27:

     o   The Fund  assesses  a 2% fee on the  proceeds  of Fund  shares  that are  redeemed  (either  by selling or exchanging to another  Oppenheimer  fund) within 30 days of their purchase.  Further details are set forth following the first paragraph under "How to Sell Shares" on page 23.

July 1, 2002                                                                                    PS0254.026